UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2022

EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	66-0783622
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Cupey Center Building, Road 176, Kilometer 1.3,
San Juan, Puerto Rico	00926
(Address of principal executive offices)	(Zip Code)

(787) 759-9999
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

COMMISSION FILE NUMBER 001-35872

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EVTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Definitive Material Agreement.

On February 24, 2022, Evertec, Inc (“Evertec”) and its main operating subsidiary, Evertec Group, LLC (“Evertec Group”) entered into an asset purchase agreement (the “APA”) with Banco Popular de Puerto Rico (“BPPR”) and its parent, Popular, Inc. (“Popular”) to sell to BPPR certain technology services assets that are used exclusively to service Popular and its affiliates (the “Popular Assets” and such transaction, the “Asset Sale”).  The parties to the APA also agreed, contemporaneously with (and conditioned on) the closing of the Asset Sale (the “Closing”), to modify and extend the main commercial agreements between the parties which had initial terms ending in 2025.

 The key terms of the APA include the following:

•
Popular will pay consideration of $196,600,000 in exchange for the Popular Assets, which will be paid in the form of Evertec common stock currently held by Popular valued at $42.84 per share, and will be subject to certain adjustments.

•
Each of Evertec and Popular have agreed to customary covenants.  Evertec has agreed to operate the Popular Assets and its related business in the ordinary course prior to Closing, subject to certain exclusions and limitations, and Popular agreed not to dispose of those shares of Evertec common stock necessary to pay the consideration referenced above.  Additionally, both parties agreed, in the pre-closing and post-closing periods, to cooperate with respect to certain separation and integration activities and in connection with certain regulatory matters.

•
Popular has agreed to take certain actions expected to result in Evertec no longer being considered a “subsidiary” of Popular for purposes of the Bank Holding Company Act by the date that is 90 days following the Closing, including selling its shares of Evertec common stock in the open market and, if necessary, converting certain Evertec common stock into non-voting stock to reduce its voting interest to 4.5%.

•
Subject to certain limitations, Evertec has agreed to indemnify Popular for losses relating to the operation of the Popular Assets prior to the Closing and each party has agreed to indemnify the other in respect of a breach of its representations and warranties and covenants included in the APA as well as in respect of certain liabilities and costs that have been allocated between the parties.

•
The Closing is subject to certain conditions for the benefit of Evertec and Popular, including the completion of certain separation and integration activities, the non-occurrence of certain material adverse events, the entry into amendments to certain commercial and other agreements among the parties and/or their affiliates, as well as regulatory and other customary closing conditions.

•
The APA contains customary termination rights, including that either party can terminate the APA if certain closing conditions are unable to be satisfied (following a cure period, if applicable) or if the transactions have not been consummated by February 24, 2023, which date is subject to further extension if the sole reason the Closing has not occurred is the failure to receive certain regulatory approvals.

•
As a condition to the Closing, Popular and BPPR (the “Popular Parties”) and Evertec Group will enter into an amended and restated version of the Master Services Agreement (such current agreement, the “Original MSA” and as amended, the “A&R MSA”), a form of which has been agreed by the parties and attached to the APA.  The A&R MSA contemplates, among other things, a three-year extension of the term (through 2028, with additional extensions subject to agreement between Evertec Group and the Popular Parties), the inclusion of annual minimum fees, and adjustments to the existing CPI pricing escalator clause.  The A&R MSA also eliminates the exclusivity provisions in the Original MSA.  The full text of the form of such A&R MSA is attached as Item 10.2.

•
As a condition to the Closing, BPPR and Evertec Group will enter into an amended and restated version of the current Merchant Acquiring Independent Sales Organization Agreement (such current agreement, the “Original ISO Agreement” and as amended, the “A&R ISO Agreement”).  A form of the A&R ISO Agreement has been agreed by the parties and attached to the APA.  Pursuant to the A&R ISO Agreement, BPPR will continue to sponsor Evertec Group with VISA U.S.A., Inc. and VISA International, Inc. (collectively, “VISA”), Discover Financial Services, LLC (“Discover”), MasterCard International, Inc. (“MCI” and together with VISA and Discover and any other credit or debit card issuers that may in the future be covered under the ISO Agreement, the “Associations”), in order to allow Evertec Group to provide credit and debit card processing services to merchants in respect of credit and debit cards issued under the auspices of the Associations.  The A&R ISO Agreement contemplates, among other things, a ten-year term extension (through 2035, with additional 3-year renewal terms (subject to earlier termination in the case of certain default events)) and replaces the fee arrangements under the Original ISO Agreement with a requirement that Evertec Group pay BPPR a portion of the processing fees it collects from merchants.  The full text of the form of such A&R ISO Agreement is attached as Item 10.3.

Popular and BPPR are affiliates of Evertec.  As of December 31, 2021, Popular held approximately 16.2% of Evertec’s common stock, making Popular the largest shareholder of Evertec.  Evertec, Popular and their respective affiliates are party to numerous commercial agreements, which collectively accounted for approximately 42% of Evertec’s revenue in the year ended December 31, 2021.

The foregoing description of the APA, the A&R MSA and the A&R ISO Agreement and the transactions contemplated thereby are included to provide you with information regarding their terms. They do not purport to be a complete description and are qualified in their entirety by reference to the full text of the of such agreements, which have been attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.
Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Number	Exhibit
10.1	Asset Purchase Agreement by and among Evertec, Inc., Evertec Group, LLC Popular, Inc. and Banco Popular de Puerto Rico dated as of February 24, 2022.
10.2	Form of Second Amended and Restated Master Service Agreement among Popular, Inc., Banco Popular de Puerto Rico and Evertec Group, LLC and its subsidiaries.
10.3	Form of Second Amended and Restated Independent Sales Organization Sponsorship and Services Agreement between Evertec Group, LLC and Banco Popular de Puerto Rico.
99.1	Press Release re: Evertec announces extensions of Key Agreements with Popular and Sale of Assets dated February 24, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: February 24, 2022	By:	/s/ Joaquin A. Castrillo-Salgado
Name: Joaquin A. Castrillo-Salgado
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
10.1	Asset Purchase Agreement by and among Evertec, Inc., Evertec Group, LLC Popular, Inc. and Banco Popular de Puerto Rico dated as of February 24, 2022.
10.2	Form of Second Amended and Restated Master Service Agreement among Popular, Inc., Banco Popular de Puerto Rico and Evertec Group, LLC and its subsidiaries.
10.3	Form of Second Amended and Restated Independent Sales Organization Sponsorship and Services Agreement between Evertec Group, LLC and Banco Popular de Puerto Rico.
99.1	Press Release re: Evertec announces extensions of Key Agreements with Popular and Sale of Assets dated February 24, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)